GMO CORE PLUS BOND SERIES FUND	Summary Prospectus January 1, 2012

Share Class:	Class R4	Class R5	Class R6
Ticker:	—	—	—

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at http://dc.gmo.com. You can also get this information at no cost by calling 877-466-7778, by sending an email request to DCFundProspectus@gmo.com, or by contacting your financial intermediary. The Fund’s prospectus and statement of additional information, both dated January 1, 2012, as supplemented, are incorporated by reference into this summary prospectus.

Investment Objective
Total return in excess of that of its benchmark, the Barclays Capital U.S. Aggregate Index.

Fees and Expenses
The table below describes the fees and expenses that you may pay for each class of shares if you buy and hold shares of the Fund.

Annual Fund Operating Expenses[1]
(expenses that you pay each year as a percentage of the value of your investment)
	Class R4	Class R5	Class R6

Management fee[2]	0.25%	0.25%	0.25%
Distribution and service (12b-1) fee[3]	0.25%	0.10%	None
Other expenses[4]	0.24%	0.24%	0.24%
Total annual fund operating expenses	0.74%	0.59%	0.49%
Expense reimbursement[5]	(0.01%)	(0.01%)	(0.01%)
Total annual fund operating expenses after expense reimbursement	0.73%	0.58%	0.48%

1 The amounts represent an annualized estimate of the Fund’s operating expenses for its initial fiscal year. The information in this table and in the Example below reflects the expenses of both the Fund and GMO Core Plus Bond Fund (“Core Plus Bond Fund”), the underlying fund in which the Fund invests.

2 The amount reflects the management fee paid by Core Plus Bond Fund. The Fund does not charge a management fee, but indirectly bears the management fee paid by Core Plus Bond Fund.

3 Distribution and service (12b-1) fees are paid to financial intermediaries for providing sub-transfer agency, recordkeeping, and other administrative services.

4 “Other expenses” include Fund administration fees of 0.05%.

5 Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”) has contractually agreed to reimburse the Fund for its expenses other than: administration fees, subtransfer agent/recordkeeping payments (whether paid pursuant to GMO Series Trust’s Rule 12b-1 Plan or otherwise), underlying fund expenses, independent Trustee expenses, compensation and expenses of Trust officers and agents who are not affiliated with GMO, investment-related costs (e.g., brokerage commissions, securities lending fees, interest expense), hedging transaction fees, and extraordinary expenses. This expense limitation will continue through at least January 1, 2013, and may not be terminated prior to this date without the consent of the Fund’s Board of Trustees.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect expense reimbursements and both amounts shown include the expenses of both Core Plus Bond Fund and the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year*	3 Years

Class R4	$75	$236
Class R5	$59	$188
Class R6	$49	$156
* After reimbursement

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Because the Fund commenced operations on or following the date of this Prospectus, the Fund’s portfolio turnover rate is not available.

GMO CORE PLUS BOND SERIES FUND

Principal Investment Strategies
The Fund invests substantially all of its assets in GMO Core Plus Bond Fund (“Core Plus Bond Fund”), which invests directly in securities and other instruments. The Fund’s investment objective and principal investment strategies, therefore, are substantially similar to those of Core Plus Bond Fund. References to the Fund may refer to actions undertaken by the Fund or Core Plus Bond Fund. The Fund’s investment adviser, GMO, is also the investment adviser to Core Plus Bond Fund.

The Fund’s investment program has two principal components. One component seeks to replicate the Fund’s benchmark. The second component seeks to add value relative to the Fund’s benchmark by taking positions that may be unrelated to its benchmark in global interest rate, currency, and credit markets (particularly in asset-backed and emerging country debt markets). These positions can cause the Fund’s performance to differ significantly from that of its benchmark.

In deciding on what positions to take in global interest rate and currency markets, and the size of those positions, the Manager considers fundamental factors (e.g., inflation and current account positions) as well as price-based factors (e.g., interest and exchange rates). The Manager assesses the relative values across global interest rate and currency markets, and considers the merits of overweighting or underweighting positions in currencies and interest rates. The Manager also may consider the relative attractiveness of yield curve and duration positions in these markets.

In selecting credit investments, the Manager uses fundamental investment techniques to assess the expected performance of these investments relative to the Fund’s benchmark.

In implementing these strategies, the Fund may hold or invest in:

•	derivatives, including without limitation, futures contracts, currency options, interest rate options, currency forwards, reverse repurchase agreements, credit default swaps, and other swap contracts (to generate a return comparable to the Fund’s benchmark and to gain exposure to the global interest rate, credit, and currency markets);

•	bonds denominated in various currencies, including foreign and U.S. government bonds, asset-backed securities issued by foreign governments and U.S. government agencies (as well as bonds neither guaranteed nor insured by the U.S. government), corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers; and

•	shares of GMO Short-Duration Collateral Fund (“SDCF”) (to have exposure to asset-backed securities), GMO World Opportunity Overlay Fund (“Overlay Fund”) (to gain exposure to the global interest rate, credit and currency markets), GMO Emerging Country Debt Fund (“ECDF”) (to gain exposure to emerging country debt markets), GMO U.S. Treasury Fund and unaffiliated money market funds (for cash management purposes), GMO High Quality Short-Duration Bond Fund (to seek to generate a return in excess of that of the J.P. Morgan U.S. 3 Month Cash Index by investing in a wide variety of high quality U.S. and foreign debt investments), and GMO Debt Opportunities Fund (to gain exposure to global credit markets).

The Fund, primarily through its investments in shares of SDCF, Overlay Fund, and ECDF, has and is expected to continue to have material exposure to below investment grade U.S. asset-backed and emerging country debt securities. The Fund is not limited in its use of derivatives or in the absolute face value of its derivatives positions, and, as a result, the Fund may be leveraged in relation to its assets.

The Manager normally seeks to maintain the Fund’s estimated interest rate duration within +/- 2 years of the benchmark’s duration (approximately 5.2 years as of 05/31/11).

Under normal circumstances, the Fund invests directly and indirectly (e.g., through other funds managed by GMO (“GMO Funds”) or derivatives) at least 80% of its assets in bonds. The term “bond” includes (i) obligations of an issuer to make payments of principal and/or interest (whether fixed or variable) on future dates and (ii) synthetic debt instruments created by the Manager by using derivatives (e.g., a futures contract, swap contract, currency forward, or option).

The Fund may hold cash, cash equivalents, and/or U.S. government securities to manage cash inflows and outflows as a result of shareholder purchases and redemptions.

Principal Risks of Investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Because the Fund invests substantially all of its assets in Core Plus Bond Fund, the most significant risks of investing in the Fund are the risks to which the Fund is exposed through Core Plus Bond Fund, which include those outlined in the following brief summary of principal risks. Core Plus Bond Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by Core Plus Bond Fund may affect Core Plus Bond Fund’s performance more than if Core Plus Bond Fund were diversified. In addition to the risks to which the Fund is exposed through its investment in Core Plus Bond Fund, the Fund is subject to the risk that cash flows into or out of the Fund will cause its performance to be worse than the performance of Core Plus Bond Fund.

•	Market Risk – Fixed Income Securities – Typically, the market value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads.

•	Market Risk – Asset-Backed Securities – Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults, and declines in market value.

•	Credit Risk – The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its

GMO CORE PLUS BOND SERIES FUND

obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating. The Fund’s investments in below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities.

•	Liquidity Risk – Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

•	Derivatives Risk – The use of derivatives involves the risk that their value may or may not move as expected relative to the value of the relevant underlying assets, rates, or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and counterparty risk.

•	Leveraging Risk – The Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

•	Counterparty Risk – The Fund runs the risk that the counterparty to an over-the-counter (“OTC”) derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

•	Focused Investment Risk – Focusing investments in countries, regions, sectors, or companies with high positive correlations to one another, such as the Fund’s investments in asset-backed securities secured by different types of consumer debt (e.g., credit card receivables, automobile loans, and home equity loans), creates additional risk.

•	Currency Risk – Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

•	Management and Operational Risk – The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or may not include the most recent information about a company or security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

•	Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in Core Plus Bond Fund and underlying funds, including the risk that Core Plus Bond Fund and the underlying funds in which it invests will not perform as expected.

•	Foreign Investment Risk – The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid, and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes, and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities, and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents, and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation, or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

•	Market Disruption and Geopolitical Risk – Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events, as well as other changes in foreign and domestic economic and political conditions, could adversely affect the value of the Fund’s investments.

•	Large Shareholder Risk – To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, financial intermediaries, asset allocation funds, or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt operations by purchasing or redeeming shares in large amounts and/or on a frequent basis.

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class R4 shares only; after-tax returns for other classes will vary. Past performance (before and after taxes) is not an indication of future performance.

GMO CORE PLUS BOND SERIES FUND

Annual Total Returns/Class R4 Shares*
Years Ending December 31

Highest Quarter: 9.02% (3Q2009)
Lowest Quarter: −15.32% (4Q2008)
Year-to-Date (as of 9/30/11): 6.88%

Average Annual Total Returns*
Periods Ending December 31, 2010

	1 Year	5 Years	10 Years	Inception

				4/30/97**

Class R4

Return Before Taxes	12.89%	2.56%	4.79%	5.26%

Return After Taxes on Distributions	10.27%	−0.71%	2.02%	2.55%

Return After Taxes on Distributions and Sale of Fund Shares	8.37%	0.22%	2.43%	2.87%

Class R5

Return Before Taxes	13.06%	2.71%	4.94%	5.42%

Class R6

Return Before Taxes	13.17%	2.82%	5.05%	5.53%

Barclays Capital U.S. Aggregate Index (reflects no deduction for fees, expenses, or taxes)	6.54%	5.80%	5.84%	6.30%

* Class R4, R5, and R6 shares were first offered on January 1, 2012. Returns prior to the date the Fund commenced operations are those of Core Plus Bond Fund (Class III shares), adjusted to reflect the gross expenses (on a percentage basis) that are expected to be borne by shareholders of each class of shares of the Fund, as reflected in the Annual Fund Operating Expenses table.

** Inception date for Core Plus Bond Fund (Class III shares).

Management of the Fund
Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC
Investment Division and Senior Member of GMO responsible for day-to-day management of the Fund:

Investment Division	Senior Member (Length of Service)	Title

Fixed Income	Thomas Cooper (since the Fund’s inception)	Director, Fixed Income Division, GMO

Purchase and Sale of Fund Shares
In general, shareholders of record may purchase and redeem shares of the Fund on any day when the U.S. bond markets are open for business. Investors purchasing shares of the Fund through an intermediary (e.g., retirement plan participants purchasing through a retirement plan administrator) should contact their intermediary to purchase and redeem shares of the Fund. There is no minimum initial investment for retirement plan participants and similar investors purchasing shares of the Fund through an intermediary. The minimum initial investment for shareholders of record that establish an omnibus account with the Fund is $10 million, but that amount may be waived or reduced at the discretion of GMO.

Tax Information
The Fund normally distributes net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to shareholders whose Fund shares are held in a taxable account as ordinary income and/or capital gain. Retirement plan participants investing in the Fund through a tax-qualified retirement plan generally will not be subject to tax on these Fund distributions so long as their Fund shares remain in the qualified plan. Retirement plan participants, however, may be taxed upon withdrawals from their qualified plan. Retirement plan participants and others investing in the Fund through another type of tax-advantaged plan or account should consult with their tax advisor and plan administrator or other designated financial intermediary for information regarding the specific U.S. federal income tax consequences to them of Fund distributions and their Fund investment more generally.

Financial Intermediary Compensation
If you purchase shares of the Fund through a broker-dealer, agent, or other financial intermediary (such as a bank), the Fund and its related companies may pay that party for services relating to Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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